UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2008

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Letter Agreement with David L. Beré

On April 9, 2008, Dollar General Corporation (the “Company”) entered into a letter agreement with David L. Beré (the “Letter Agreement”) pursuant to which Mr. Beré will continue employment with the Company, for a five year term beginning on April 8, 2008, as President and Chief Strategy Officer. Immediately prior to the effective date of the Letter Agreement, Mr. Beré had served as the Company’s President and Chief Operating Officer.  Such employment will be governed by the terms of Mr. Beré’s existing Employment Agreement with the Company which became effective July 6, 2007 (the “Employment Agreement”), and such five-year term shall be deemed the Subsequent Employment Term as defined in the Employment Agreement.

The Letter Agreement provides that Mr. Beré’s 2008 cash bonus opportunity shall be governed by the terms of the Company’s 2008 Bonus Plan (which 2008 Bonus Plan has yet to be established by the Compensation Committee of the Board of Directors) but, to the extent earned, any payment shall be pro rated or divided as follows:

•

For February and March of 2008, any payout will be based on the Threshold Bonus (35%), Target Bonus (140%) and Maximum Bonus (280%) levels as defined in paragraph 6(b)(i) of the Employment Agreement; and

•

For the remainder of 2008, any payout will be determined under the 2008 Bonus Plan for officers of the Company at Mr. Beré’s job grade level.

For each future fiscal year, the cash bonus opportunity shall be as determined under the Bonus Plan for officers of the Company at Mr. Beré’s job grade level.  Where applicable, the Employment Agreement is deemed amended to reflect the provisions of the Letter Agreement.

This summary of the terms of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Named Executive Officer Employment Matters

Beryl J. Buley, Division President of Merchandising, Marketing and Supply Chain, will cease employment with the Company effective April 15, 2008. Mr. Buley will receive payments and benefits as contemplated in his employment agreement with the Company, subject to his execution of a release in the form attached as an exhibit to such employment agreement.

The Company issued a press release on April 10, 2008 regarding each of the above matters, and regarding the matter referenced in Item 8.01 below, which press release is attached hereto as Exhibit 99.6.

ITEM 8.01

OTHER EVENTS

Wayne Gibson, the Company’s Senior Vice President of Dollar General Markets and Shrink, will cease employment with the Company effective April 15, 2008. Mr. Gibson will receive payments and benefits as contemplated in his employment agreement with the Company, subject to his execution of a release in the form attached as an exhibit to such employment agreement.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements of businesses acquired.  N/A

(b)

Pro forma financial information.  N/A

(c)

Shell company transactions.  N/A

(d)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2008	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.

Description

99.1

Letter Agreement dated April 9, 2008 between the Company and David L. Beré.

99.2

Employment Agreement, dated July 6, 2007, by and between the Company and David L. Beré (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 6, 2007, filed with the SEC on July 12, 2007 (file number 001-11421)).

99.3

Extension of Initial Term of Employment Agreement, dated December 27, 2007, between the Company and David Beré (incorporated by reference to Exhibit 10.33 to the Company’s Amendment No. 1 to Registration Statement on Form S-4, filed with the SEC on January 24, 2008 (file number 333-148320)).

99.4

Notice of Initiation of Transition Period under Employment Agreement, dated January 8, 2008, by the Company to David Beré (incorporated by reference to Exhibit 10.34 to the Company’s Amendment No. 1 to Registration Statement on Form S-4, filed with the SEC on January 25, 2008 (file number 333-148320)).

99.5

Employment Agreement with Beryl J. Buley effective April 1, 2006 (incorporated by reference to Exhibit 99 to the Company’s Current Report on Form 8-K dated April 6, 2006, filed with the SEC on April 12, 2006 (file number 001-11421)).

99.6

Press Release issued April 10, 2008.

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